EXHIBIT 32.2
DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Diebold Nixdorf, Incorporated (Company) for the quarter ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Jeffrey Rutherford, Executive Vice President and Chief Financial Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date:	November 09, 2022	/s/ Jeffrey Rutherford
Jeffrey Rutherford
Executive Vice President and Chief Financial Officer (Principal Financial Officer)